SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 25, 1999

                              Financial Asset Securitization, Inc.
	          Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated January 25, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.
                                        Loss of  Reimburse-
      Beginning                          Prin-   ment of  Remaining
Class  Balance   Principal   Interest    cipal    Losses   Balance
FXA-1       0.00       0.00       0.00      0.00    0.00        0.00
FXA-220228641.94   15196.72  130643.31      0.00    0.00 20213445.22
FXA-3 1329790.22 1329790.22    8144.97      0.00    0.00        0.00
FXA-413200375.00  415957.18   82502.34      0.00    0.00 12784417.82
FXA-5 5125000.00       0.00   33098.96      0.00    0.00  5125000.00
FXA-6 4001000.00       0.00   25839.79      0.00    0.00  4001000.00
FXA-7 1000000.00       0.00    6458.33      0.00    0.00  1000000.00
FXA-8 5109346.39  847873.78   25863.43      0.00    0.00  4261472.61
FXA-9 5109346.39 NA           10327.78 NA           0.00  4261472.61
FXP     66490.20      93.56 NA              0.00    0.00    66396.64
FXS   4893629.69 NA           31604.69 NA           0.00  4649710.84
A-1  12854786.26 2461171.70   83020.49      0.00    0.00 10393614.56
A-2   6962000.00       0.00   44962.92      0.00    0.00  6962000.00
A-3   1951000.00       0.00   12600.21      0.00    0.00  1951000.00
A-4  13496190.85   11268.42   87162.90      0.00    0.00 13484922.43
P      838119.06   18962.97 NA              0.00    0.00   819156.09
S      504338.05 NA            3257.18 NA           0.00   477734.05
B-1   5118612.77    4025.94   33057.71      0.00    0.00  5114586.83
B-2   2082147.67    1637.67   13447.20      0.00    0.00  2080510.00
B-3   1301341.93    1023.54    8404.50      0.00    0.00  1300318.39
B-4    780804.74     614.13    5042.70      0.00    0.00   780190.61
B-5    433781.30     341.18    2801.50      0.00    0.00   433440.12
B-6    694050.76     532.02    4482.41  17783.36    0.00   675735.38
R           0.00       0.00       0.00      0.00 NA             0.00
RP          0.00       0.00       0.00      0.00 NA             0.00




                 Beginning                               Remaining
     Class       Balance    Principal            InterestBalance
     FXA-1          0.00000   0.000000           0.00000    0.000000
     FXA-2        986.76302   0.741303           6.37284  986.021718
     FXA-3        114.40339 114.403389           0.70072    0.000000
     FXA-4       1000.00000  31.511012           6.25000  968.488988
     FXA-5       1000.00000   0.000000           6.45833 1000.000000
     FXA-6       1000.00000   0.000000           6.45833 1000.000000
     FXA-7       1000.00000   0.000000           6.45833 1000.000000
     FXA-8        184.68072  30.646961           0.93485  154.033761
     FXA-9        184.68072   0.000000           0.37330  154.033761
     FXP          816.94332   1.149541           0.00000  815.793780
     FXS          501.87568   0.000000           3.24128  476.860113
     A-1          295.89058  56.651081           1.91096  239.239504
     A-2         1000.00000   0.000000           6.45833 1000.000000
     A-3         1000.00000   0.000000           6.45833 1000.000000
     A-4          985.12342   0.822512           6.36226  984.300907
     P            770.52052  17.433511           0.00000  753.087013
     S            419.68017   0.000000           2.71043  397.541898
     B-1          986.09742   0.775595           6.36855  985.321821
     B-2          986.09742   0.775594           6.36854  985.321830
     B-3          986.09743   0.775592           6.36855  985.321837
     B-4          986.09740   0.775600           6.36855  985.321799
     B-5          986.09743   0.775591           6.36854  985.321837
     B-6          986.09867   0.755887           6.36855  960.076410
     R              0.00000   0.000000           0.00000    0.000000
     RP             0.00000   0.000000           0.00000    0.000000















	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: January 25, 1999